[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) TOTAL RETRURN SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) TOTAL RETURN SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and Director,    500 Boylston Street
MFS(R) Investment Management(SM)                    Boston, MA 02116-3741

                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Professional Trustee                                500 Boylston Street
                                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management Company;           MFS Service Center, Inc.
Real Estate Consultant                              P.O. Box 2281
                                                    Boston, MA 02107-9906
LEAD PORTFOLIO MANAGER
David M. Calabro*                                   For additional information,
                                                    contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser



--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near- term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the six months ended June 30, 1998, the Series provided a total return of 8.68% (including the reinvestment of any distributions). This compares to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 4.11% return for the Lehman Brothers Government Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt.

Given what we view as high valuations in the stock market, the Series has maintained a fairly conservative weighting in equities. Currently, approximately 59% of assets are invested in common stocks, convertibles, and preferred securities, which is below that of the balanced-fund peer group.

In stocks, the Series' largest sector weighting is financial services, an industry in which valuations are attractive and earnings growth is higher than that of the average company. Earnings growth rates for these companies are in the double digits, and their yields are good. Also, consolidation has made this sector more attractive as these companies are able to cut costs. Holdings include National City and PNC in banking and Lincoln National in insurance.

Another large sector is utilities and communications, in which we see some attractive opportunities. On the electric side, we think growth is modest but valuations are attractive compared to the S&P 500. This is the case in telecommunications, but there is also ongoing consolidation and growth, both of which we think could enhance capital appreciation.

We continue to shy away from the technology sector. Given our objective to provide consistent returns with low volatility, we have not seen much opportunity within this sector.

As the year progresses, we believe it will become more difficult to make money in the equity markets because prices continue to rise while corporate earnings are slowing.

Based on our outlook for interest rates remaining low, the duration, or sensitivity to changes in interest rates, of the Series' bond allocation is slightly longer than that of the Lehman Index. Most of this allocation is in the corporate sector because we believe that as long as the economy remains sound and inflation remains low, corporate bonds should continue to perform well. About 20% of this allocation is in high-yield corporates. Healthy economic growth has contributed to the high-yield market's performance as more companies have posted improved operating results and have had little trouble making their debt payments. The biggest high-yield sector is media and entertainment and includes Time Warner, News Corp., and Telecommunications, Inc. This industry continues to benefit from consolidation and cost cutting resulting from the 1996 Telecommunications Act.

Respectfully,

/s/ David M. Calabro

    David M. Calabro
    (On behalf of the MFS Total Return Series team)

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Geoffrey L. Kurinsky, Senior Vice President; Constantinos Mokas, Vice President; Lisa B. Nurme, Senior Vice President; and Maura A. Shaughnessy, Senior Vice President, are the Series' portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Kurinsky, the manager of the Series' fixed-income securities, has been employed by MFS since 1987. Mr. Mokas replaced Judith Lamb as the manager of the Series' convertible securities on April 1, 1998, and has been employed by MFS since 1990. Ms. Nurme, a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1987. Ms. Shaughnessy, also a manager of the common stock portion of the Series' portfolio, has been employed by MFS since 1991.

SERIES FACTS

Objective:              Primarily seeks above-average income (compared to a
                        portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily seeks a reasonable opportunity for growth of capital and income.

Commencement of
investment operations:   January 3, 1995

Size:                    $123.3 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                                                     6 Months              1 Year             3 Years          10 Years/Life*
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                +8.68%             +18.36%             +69.45%                +92.11%
-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --               +18.36%             +19.22%                +20.57%
-----------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, January 3, 1995, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998

Stocks - 57.9%
--------------------------------------------------------------------------------------------------------
Issuer                                                                          Shares             Value
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 49.5%
  Aerospace - 3.4%
    Allied Signal, Inc.                                                         32,100      $  1,424,437
    General Dynamics Corp.                                                      14,000           651,000
    Goodrich (B.F.) Co.                                                          8,450           419,331
    Lockheed-Martin Corp.                                                        6,300           667,013
    Raytheon Co., "A"                                                            4,779           275,390
    Raytheon Co., "B"                                                            9,550           564,644
    United Technologies Corp.                                                    1,480           136,900
                                                                                            ------------
                                                                                            $  4,138,715
--------------------------------------------------------------------------------------------------------
  Automotive - 1.2%
    Ford Motor Co.                                                               7,400      $    436,600
    TRW, Inc.                                                                   18,600         1,016,025
                                                                                            ------------
                                                                                            $  1,452,625
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.2%
    Bank of New York, Inc.                                                      12,560      $    762,235
    Fleet Financial Group, Inc.                                                  2,650           221,275
    National City Corp.                                                         20,600         1,462,600
    NationsBank Corp.                                                            8,080           618,120
    Northern Trust Corp.                                                         5,500           419,375
    Norwest Corp.                                                               15,000           560,625
    PNC Bank Corp.                                                              22,100         1,189,256
                                                                                            ------------
                                                                                            $  5,233,486
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.2%
    International Business Machines Corp.                                       12,520      $  1,437,452
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Telephone & Data Systems, Inc.                                               4,500      $    177,188
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Air Products & Chemicals, Inc.                                              12,200      $    488,000
    Dow Chemical Co.                                                               980            94,754
                                                                                            ------------
                                                                                            $    582,754
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers
    Compaq Computer Corp.                                                        1,512      $     42,903
--------------------------------------------------------------------------------------------------------
  Conglomerates
    Eastern Enterprises                                                          1,400      $     60,025
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Colgate-Palmolive Co.                                                        1,000      $     88,000
    Kimberly-Clark Corp.                                                         8,200           376,175
    Philip Morris Cos., Inc.                                                    19,630           772,931
    Rubbermaid, Inc.                                                            13,110           435,088
    Service Corp. International                                                  7,657           328,294
    Tyco International Ltd.                                                      7,000           441,000
                                                                                            ------------
                                                                                            $  2,441,488
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.2%
    Cooper Industries, Inc.                                                     10,900      $    598,819
    General Electric Co.                                                        17,800         1,619,800
    Hubbell, Inc.                                                               11,500           478,687
                                                                                            ------------
                                                                                            $  2,697,306
--------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Analog Devices, Inc.*                                                        6,000      $    147,375
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.8%
    Viacom, Inc., "B"*                                                          16,100      $    937,825
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.9%
    American Express Co.                                                         3,490      $    397,860
    Associates First Capital Corp., "A"                                          5,373           413,049
    Beneficial Corp.                                                             1,200           183,825
    Edwards (A.G.), Inc.                                                         7,950           339,366
    Federal Home Loan Mortgage Corp.                                            14,340           674,876
    Federal National Mortgage Assn                                               6,300           382,725
    Federated Investors, Inc., "A"*                                                700            12,950
    First Union Corp.                                                            7,282           424,176
    Morgan (J.P.) & Co.                                                          2,900           339,663
    Morgan Stanley, Dean Witter & Co.                                            4,300           392,913
                                                                                            ------------
                                                                                            $  3,561,403
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.1%
    Archer-Daniels-Midland Co.                                                  38,200      $    740,125
    General Mills, Inc.                                                          5,150           352,131
    McCormick & Co., Inc.                                                        7,500           267,891
                                                                                            ------------
                                                                                            $  1,360,147
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Champion International Corp.                                                12,800      $    629,600
    Weyerhaeuser Co.                                                            16,200           748,238
                                                                                            ------------
                                                                                            $  1,377,838
--------------------------------------------------------------------------------------------------------
  Insurance - 6.0%
    Chubb Corp.                                                                 16,100      $  1,294,037
    CIGNA Corp.                                                                 13,700           945,300
    Equitable Cos., Inc.                                                        11,200           839,300
    Jefferson Pilot Corp.                                                       11,600           672,075
    Lincoln National Corp.                                                      15,600         1,425,450
    Provident Cos., Inc.                                                        13,200           455,400
    Torchmark Corp.                                                             21,400           979,050
    Transamerica Corp.                                                           6,800           782,850
                                                                                            ------------
                                                                                            $  7,393,462
--------------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                                            3,150      $    166,556
    Lear Corp.*                                                                  5,100           261,694
    York International Corp.                                                       780            33,979
                                                                                            ------------
                                                                                            $    462,229
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.8%
    American Home Products Corp.                                                20,560      $  1,063,980
    Baxter International, Inc.                                                   2,480           133,455
    Bristol-Myers Squibb Co.                                                    19,300         2,218,294
                                                                                            ------------
                                                                                            $  3,415,729
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.0%
    Columbia/HCA Healthcare Corp.                                               27,100      $    789,288
    United Healthcare Corp.                                                      7,000           444,500
                                                                                            ------------
                                                                                            $  1,233,788
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    Aluminum Cos. of America                                                     7,750      $    511,016
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Baker Hughes, Inc.                                                           5,100      $    176,269
    Schlumberger Ltd.                                                            3,400           232,262
                                                                                            ------------
                                                                                            $    408,531
--------------------------------------------------------------------------------------------------------
  Oils - 3.9%
    Amoco Corp.                                                                  7,780      $    323,843
    Atlantic Richfield Co.                                                       8,620           673,437
    Exxon Corp.                                                                 10,400           741,650
    Mobil Corp.                                                                  4,160           318,760
    Occidental Petroleum Corp.                                                  14,000           378,000
    Texaco, Inc.                                                                17,200         1,026,625
    Unocal Corp.                                                                14,100           504,075
    USX-Marathon Group                                                          23,400           802,912
                                                                                            ------------
                                                                                            $  4,769,302
--------------------------------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                                            3,430      $    250,604
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Browning Ferris Industries, Inc.                                            19,000      $    660,250
--------------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Norfolk Southern Corp.                                                      10,300      $    307,069
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.0%
    Arden Realty, Inc.                                                           8,100      $    209,588
    Boston Properties, Inc.                                                      6,400           220,800
    Hospitality Properties Trust                                                 7,400           237,725
    Prime Group Realty Trust                                                    10,400           178,100
    TriNet Corporate Realty Trust, Inc.                                          9,600           326,400
                                                                                            ------------
                                                                                            $  1,172,613
--------------------------------------------------------------------------------------------------------
  Stores - 2.4%
    Penney (J.C.), Inc.                                                         12,000      $    867,750
    Rite Aid Corp.                                                              32,600         1,224,537
    Sears, Roebuck & Co.                                                        15,700           958,681
                                                                                            ------------
                                                                                            $  3,050,968
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.6%
    Meyer (Fred), Inc.*                                                          6,600      $    280,500
    Safeway, Inc.*                                                              11,600           471,975
                                                                                            ------------
                                                                                            $    752,475
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Sprint Corp.                                                                13,100      $    923,550
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.2%
    Carolina Power & Light Co.                                                  19,500      $    845,812
    Cinergy Corp.                                                               12,700           444,500
    CMS Energy Corp., "G"                                                        7,500           330,000
    FPL Group, Inc.                                                              2,700           170,100
    GPU, Inc.                                                                    7,700           291,156
    New Century Energies, Inc.                                                   9,900           449,831
    Pacificorp                                                                  14,500           328,063
    Pinnacle West Capital Corp.                                                 10,300           463,500
    Southern Co.                                                                23,400           647,888
                                                                                            ------------
                                                                                            $  3,970,850
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.1%
    Coastal Corp.                                                               17,630      $  1,230,794
    Columbia Gas System, Inc.                                                   10,200           567,375
    Marketspan Corp.*                                                           13,000           389,187
    UGI Corp.                                                                   10,900           271,138
    Williams Cos., Inc.                                                          2,500            84,375
                                                                                            ------------
                                                                                            $  2,542,869
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.9%
    AT&T Corp.                                                                  13,200      $    754,050
    Bell Atlantic Corp.                                                         11,600           529,250
    BellSouth Corp.                                                              1,900           127,537
    GTE Corp.                                                                   24,950         1,387,844
    SBC Communications, Inc.                                                    20,544           821,760
                                                                                            ------------
                                                                                            $  3,620,441
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $ 61,094,276
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.4%
  Canada - 0.3%
    Canadian National Railway Co. (Railroads)                                    6,600      $    350,625
--------------------------------------------------------------------------------------------------------
  France - 0.4%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)                         10,800      $    439,425
--------------------------------------------------------------------------------------------------------
  Germany - 1.2%
    Henkel KGaA (Chemicals)                                                     10,900      $  1,077,027
    Hoechst AG (Chemicals)                                                       8,000           401,882
                                                                                            ------------
                                                                                            $  1,478,909
--------------------------------------------------------------------------------------------------------
  Netherlands - 2.4%
    AKZO Nobel N.V. (Chemicals)                                                  6,300      $  1,398,900
    ING Groep N.V. (Financial Services)*                                        16,728         1,094,117
    Royal Dutch Petroleum Co., ADR (Oils)                                        9,380           514,141
                                                                                            ------------
                                                                                            $  3,007,158
--------------------------------------------------------------------------------------------------------
  Sweden - 0.6%
    Volvo AB, ADR (Automotive)                                                  27,000      $    798,187
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Nestle AG, Registered Shares (Food and Beverage Products)                      370      $    792,230
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.9%
    British Petroleum PLC, ADR (Oils)                                           25,696      $  2,267,672
    Diageo PLC (Food and Beverage Products)                                     16,971           200,985
    Glaxo Wellcome PLC, ADR (Medical and Health Products)                       11,700           699,806
    SmithKline-Beecham PLC, ADR (Medical and Health Products)                    5,760           348,480
                                                                                            ------------
                                                                                            $  3,516,943
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 10,383,477
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $63,191,461)                                                 $ 71,477,753
--------------------------------------------------------------------------------------------------------

Bonds - 34.2%
--------------------------------------------------------------------------------------------------------
                                                                      Principal Amount
                                                                         (000 Omitted)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 33.9%
  Aerospace - 0.6%
    B E Aerospace, 8s, 2008                                                   $    250      $    249,375
    K & F Industries, Inc., 9.25s, 2007                                            260           262,600
    Northrup Grumman Corp., 9.375s, 2024                                            20            24,475
    Stellex Industries, Inc., 9.5s, 2007                                           150           147,375
                                                                                            ------------
                                                                                            $    683,825
--------------------------------------------------------------------------------------------------------
  Airlines - 0.3%
    Continental Airlines, Inc., 9.5s, 2001                                    $    150      $    159,563
    Northwest Airlines, Inc., 7.625s, 2005                                         132           132,516
    Northwest Airlines, Inc., 8.7s, 2007                                            55            57,738
                                                                                            ------------
                                                                                            $    349,817
--------------------------------------------------------------------------------------------------------
  Apparel and Textiles
    Burlington Industries, Inc., 7.25s, 2027                                  $     20      $     20,633
--------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Federal Mogul Corp., 7.5s, 2004                                           $    140      $    139,718
    Federal Mogul Corp., 7.75s, 2006                                                45            44,984
    Ford Motor Co., 8.9s, 2032                                                      20            25,594
    Ford Motor Credit Co., 6.125s, 2003                                            110           110,008
                                                                                            ------------
                                                                                            $    320,304
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.8%
    Beaver Valley Funding Corp., 9s, 2017                                     $    300      $    343,065
    Capital One Financial Corp., 7.25s, 2003                                        50            50,625
    MBNA Capital, 8.278s, 2026                                                     270           292,737
    Riggs National Corp., 8.5s, 2006                                                20            20,944
    Washington Mutual Capital I, 8.375s, 2027                                      210           236,901
                                                                                            ------------
                                                                                            $    944,272
--------------------------------------------------------------------------------------------------------
  Building - 0.2%
    American Standard, Inc., 7.625s, 2010                                     $     36      $     35,280
    McDermott, Inc., 9.375s, 2002                                                  140           149,906
    Nortek, Inc., 9.25s, 2007                                                       50            51,000
    Williams Scotsman, Inc., 9.875s, 2007                                           50            52,000
                                                                                            ------------
                                                                                            $    288,186
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.2%
    Xerox Corp., 0s, 2018                                                     $    460      $    262,200
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Airtouch Communications, Inc., 6.65s, 2008                                $    140      $    141,082
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    News America Holdings, Inc., 6.625s, 2008                                 $     95      $     94,859
    News America Holdings, Inc., 7.75s, 2045                                        10            10,732
    News America Holdings, Inc., 8s, 2016                                           20            22,035
    News America Holdings, Inc., 8.875s, 2023                                      500           595,720
                                                                                            ------------
                                                                                            $    723,346
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.5%
    Georgia Pacific Corp., 9.5s, 2022                                         $    500      $    583,065
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                                    $    105      $    104,908
    Hilfiger (Tommy) USA, Inc., 6.85s, 2008                                         80            79,917
    Kindercare Learning Centers, Inc., 9.5s, 2009                                  150           150,750
                                                                                            ------------
                                                                                            $    335,575
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.4%
    Beneficial Home Equity Loan Trust, 5.768s, 2037                           $    370      $    369,655
    Continental Airlines, Inc., 9.5s, 2013                                          24            28,100
    Continental Airlines Pass-Through Trust, 6.648s, 2017                           20            20,408
    Criimi Mae Commercial Mortgage Trust, 7s, 2011+                                100            98,031
    United Airlines Pass-Through Trust, 7.27s, 2013+                                19            20,223
                                                                                            ------------
                                                                                            $    536,417
--------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Honeywell, Inc., 6.625s, 2028                                             $     50      $     50,632
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.2%
    Circus Circus Enterprises, Inc., 7s, 2036                                 $     40      $     38,727
    Hearst Argyle Television, Inc., 7.5s, 2027                                   1,099         1,170,699
    Time Warner, Inc., 0s to 2016, 8.3s to 2036                                    374           121,688
    Time Warner, Inc., 9.125s, 2013                                                 79            96,147
    Time Warner, Inc., 9.15s, 2023                                                 709           893,879
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                             320           318,438
    Viacom, Inc., 6.75s, 2003                                                       65            65,650
                                                                                            ------------
                                                                                            $  2,705,228
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Bear Stearns Cos., Inc., 6.2s, 2003                                       $    110      $    110,235
    Capital One Bank, 6.7s, 2008                                                    70            70,739
    Donaldson, Lufkin & Jenrette, 6.5s, 2008                                        80            79,994
    First Empire Capital Trust I, 8.234s, 2027                                      20            21,912
    Goldman Sachs Group LP, 5.9s, 2003                                           1,300         1,282,840
    Lehman Brothers, Inc., 6.5s, 2008                                               70            70,363
    Lehman Brothers, Inc., 7.5s, 2026                                                4             4,461
    Natexis Ambs Co. LLC, 8.44s, 2049                                              190           189,354
    Paine Webber Group, Inc., 6.55s, 2008                                           50            49,667
    Riggs Capital II, 8.875s, 2027                                                 111           123,626
    Salton Sea Funding Corp., 7.84s, 2010                                          325           353,733
                                                                                            ------------
                                                                                            $  2,356,924
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    Contifinancial Corp., 7.5s, 2002                                          $    418      $    416,077
--------------------------------------------------------------------------------------------------------
  Food Products - 0.1%
    Nabisco, Inc., 6.375s, 2035                                               $     70      $     69,550
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Boise Cascade Co., 7.43s, 2005                                            $     50      $     51,193
    Georgia Pacific Corp., 7.25s, 2028                                              95            96,892
    U.S. Timberlands, 9.625s, 2007                                                  30            30,375
    Waterford 3 Funding Corp., 8.09s, 2017                                         190           196,943
                                                                                            ------------
                                                                                            $    375,403
--------------------------------------------------------------------------------------------------------
  Industrial - 1.1%
    Interace, Inc., 7.3s, 2008                                                $    300      $    302,817
    Owens Illinois, Inc., 7.5s, 2010                                             1,000         1,013,970
                                                                                            ------------
                                                                                            $  1,316,787
--------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Atlantic Mutual Insurance Co., 8.15s, 2028                                $    221      $    228,425
    Conseco, Inc., 6.4s, 2001                                                      160           159,898
    Fairfax Financial Holdings Limited, 7.375s, 2018                                95            97,453
    Nationwide Mutual Life Insurance Co., 7.5s, 2024##                              25            25,919
    Safeco Capital Trust I, 8.072s, 2037                                            40            42,744
    Travelers Capital III, 7.75s, 2036                                              20            20,958
                                                                                            ------------
                                                                                            $    575,397
--------------------------------------------------------------------------------------------------------
  Media - 0.1%
    Frontiervision Operating Partnership LP, 11s, 2006                        $     50      $     55,375
    Outdoor Systems, Inc., 8.875s, 2007                                             30            31,238
                                                                                            ------------
                                                                                            $     86,613
--------------------------------------------------------------------------------------------------------
  Medical and Health Products
    Tenet Healthcare Corp., 7.625s, 2008##                                    $     20      $     20,225
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Columbia/HCA Healthcare Corp., 6.875s, 2001                               $     40      $     39,222
    Columbia/HCA Healthcare Corp., 6.91s, 2005                                      70            67,989
    Columbia/HCA Healthcare Corp., 7.69s, 2025                                     275           265,702
    HealthSouth Corp., 6.875s, 2005                                                 20            20,007
                                                                                            ------------
                                                                                            $    392,920
--------------------------------------------------------------------------------------------------------
  Metal Fabrication - 0.2%
    Metals USA, Inc., 8.625s, 2008                                            $    260      $    252,200
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                           $    200      $    215,000
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Clark Refining & Marketing, Inc., 8.375s, 2007                            $     20      $     20,100
    Kcs Energy, 8.875s, 2008                                                        20            19,000
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                                     20            20,797
    Vintage Petroleum, Inc., 8.625s, 2009                                           20            20,200
                                                                                            ------------
                                                                                            $     80,097
--------------------------------------------------------------------------------------------------------
  Oils - 1.8%
    Belco Oil & Gas Corp., 8.875s, 2007                                       $     20      $     19,300
    Cliffs Drilling Co., 10.25s, 2003                                               20            21,400
    Lasmo USA, Inc., 7.3s, 2027                                                     79            78,764
    Oryx Energy Co., 8.375s, 2004                                                  350           377,346
    Petroleum Geo Services, 7.125s, 2028                                           160           161,926
    Sun Co., Inc., 9s, 2024                                                      1,200         1,490,868
    Synder Oil Corp., 8.75s, 2007                                                   10            10,050
    Transocean Offshore, Inc., 8s, 2027                                             40            45,389
    Wiser Oil Co., 9.5s, 2007                                                       20            18,800
                                                                                            ------------
                                                                                            $  2,223,843
--------------------------------------------------------------------------------------------------------
  Special Products and Services
    Polymer Group, Inc., 9s, 2007                                             $     30      $     30,525
--------------------------------------------------------------------------------------------------------
  Supermarkets
    Marsh Supermarkets, Inc., 8.875s, 2007                                    $     30      $     30,600
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.1%
    Allbritton Communications Co., 8.875s, 2008                               $     50      $     54,000
    Century Communications Corp., 0s, 2008                                         500           226,875
    Chancellor Media Corp., 8.75s, 2007                                             30            31,275
    Continental Cablevision, Inc., 11s, 2007                                       270           294,783
    Intermedia Communications, Inc., 0s to 2002, 11.25s to 2007                     50            36,500
    Level 3 Commerce, Inc., 9.125s, 2008##                                          50            48,625
    Nextel Communications, Inc., 0s to 1999, 9.75s to 2004                         150           145,875
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                             50            30,000
    TCI Communications Financing III, 9.65s, 2027                                   20            24,499
    TCI Communications, Inc., 6.375s, 2003                                          90            90,662
    TCI Communications, Inc., 8s, 2005                                              60            65,514
    Tele-Communications, Inc., 6.34s, 2002                                         150           149,446
    Turner Broadcasting Systems, Inc., 8.375s, 2013                                  5             5,731
    Western Wireless Corp., 10.5s, 2007                                            150           161,250
    WorldCom, Inc., 8.875s, 2006                                                    20            21,758
                                                                                            ------------
                                                                                            $  1,386,793
--------------------------------------------------------------------------------------------------------
  Transportation - 0.2%
    Federal Express Corp., 7.65s, 2014                                        $    246      $    267,001
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 1.1%
  Federal National Mortgage Association - 1.1%
    FNMA, 6.5s, 2013                                                          $  1,364      $  1,371,908
--------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 13.6%
    Government National Mortgage Association - 2.2%
      GNMA, 7s, 2028                                                          $    354      $    360,003
      GNMA, 7.5s, 2026 - 2027                                                    1,150         1,181,971
      GNMA, 8s, 2025 - 2027                                                      1,127         1,167,190
                                                                                            ------------
                                                                                            $  2,709,164
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 11.4%
    U.S. Treasury Bonds, 6.125s, 2027                                         $    606      $    649,365
    U.S. Treasury Bonds, 9.875s, 2015                                               30            43,697
    U.S. Treasury Notes, 5.5s, 2003                                              2,625         2,622,952
    U.S. Treasury Notes, 5.625s, 2008                                              592           600,045
    U.S. Treasury Notes, 5.75s, 2000                                             2,000         2,009,844
    U.S. Treasury Notes, 6.25s, 2002                                             2,900         2,975,661
    U.S. Treasury Notes, 6.5s, 2006                                              1,479         1,570,506
    U.S. Treasury Notes, 6.625s, 2002                                              205           212,335
    U.S. Treasury Notes, 7s, 2006                                                   30            65,522
    U.S. Treasury Notes, 7.5s, 2001                                                300           317,766
    U.S. Treasury Notes, 7.875s, 2004                                              940         1,055,733
    U.S. Treasury Notes, 8.5s, 2000                                              1,145         1,197,063
    U.S. Treasury Notes, 9.125s, 1999                                              715           736,672
                                                                                            ------------
                                                                                            $ 14,057,161
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                            $ 16,766,325
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Cleveland Electric Illuminating Co., 7.43s, 2009                          $    119      $    123,917
    Cleveland Electric Illuminating Co., 7.88s, 2017                               120           130,981
    Commonwealth Edison Co., 7.625s, 2007                                           20            21,261
    Connecticut Light & Power Co., 7.875s, 2024                                     70            71,421
    Connecticut Light & Power Co., 8.59s, 2003                                     400           404,500
    First PV Funding Corp., 10.3s, 2014                                             47            50,081
    GGIB Funding Corp., 7.43s, 2011                                                377           379,109
    Long Island Lighting Co., 8.2s, 2023                                           800           894,016
    Long Island Lighting Co., 9s, 2022                                              40            45,624
    Midland Cogeneration Venture Corp., 10.33s, 2002                                43            46,164
    Niagara Mohawk Power Corp., 7.75s, 2006                                        110           117,687
    Niagara Mohawk Power Corp., 8.5s, 2023                                          50            55,327
    Niagara Mohawk Power Corp., 8.75s, 2022                                         60            65,996
    Niagara Mohawk Power Corp., 8.77s, 2018                                        128           136,957
    Texas & New Mexico Power Co., 12.5s, 1999                                       20            20,603
    Texas Utilities Co., 6.375s, 2008                                               60            58,797
    Toledo Edison Co., 7.875s, 2004                                                400           421,544
    United Illuminating Co., 6.25s, 2002                                            20            19,863
                                                                                            ------------
                                                                                            $  3,063,848
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.1%
    Coastal Corp., 6.95s, 2028                                                $    610      $    589,303
    Coastal Corp., 7.42s, 2037                                                     810           846,847
    Consumers Energy Co., 6.375s, 2008                                              58            57,096
    Tennessee Gas Pipeline Co., 7.625s, 2037                                       400           432,948
    Texas Gas Transmission Corp., 7.25s, 2027                                      600           624,330
                                                                                            ------------
                                                                                            $  2,550,524
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $ 41,793,142
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Argentina - 0.2%
    Hidroelectrica Alicura, 8.375s, 1999 (Utilities - Electric)##             $    200      $    199,000
--------------------------------------------------------------------------------------------------------
  Chile
    Empresa Nacional de Electric, 7.325s, 2037 (Utilities - Electric)         $     20      $     19,541
--------------------------------------------------------------------------------------------------------
  Finland
    Upm Kymmene Corp., 7.45s, 2027 (Forest and Paper Products)                $     20      $     21,182
--------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Banco Commercial S.A., 8.25s, 2007 (Banks and Credit Cos.)                $    100      $     98,720
    Corporacion Andina de Fomento, 7.1s, 2003 (Banks and Credit Cos.)               50            51,270
                                                                                            ------------
                                                                                            $    149,990
--------------------------------------------------------------------------------------------------------
  Panama
    Republic of Panama, 8.25s, 2008 (Government)                              $     40      $     39,000
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $    428,713
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $41,736,156)                                                  $ 42,221,855
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.1%
--------------------------------------------------------------------------------------------------------
                                                                                Shares
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    NB Capital Corp., 8.3%* (Identified Cost, $100,000)                            100      $    108,100
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.8%
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    McKesson Financing Trust, 5%*##                                              2,330      $    261,688
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Newell Financial Trust Co., 5.25% (Industrial)*                             11,500      $    664,125
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $759,821)                               $    925,813
--------------------------------------------------------------------------------------------------------

Convertible Bond - 0.1%
--------------------------------------------------------------------------------------------------------
                                                                      Principal Amount
                                                                         (000 Omitted)
--------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Daimler Benz, 0s, 2017 (Automotive) (Identified Cost, $106,900)           $    220      $    121,550
--------------------------------------------------------------------------------------------------------

Rights - 0.4%
--------------------------------------------------------------------------------------------------------
  CVS Automatic Common Exchange Security* (Identified
    Cost, $409,607)                                                           $  5,800      $    442,613
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 8.7%
--------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 7/06/98                                     $  2,000      $  1,998,472
    Federal Home Loan Bank, due 7/01/98                                          4,700         4,700,000
    Federal Home Loan Mortgage Corp., due 7/27/98                                2,000         1,992,099
    Federal National Mortgage Assn., due 7/17/98                                 2,000         1,995,143
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 10,685,714
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $116,989,659)                                           $125,983,398

Other Assets, Less Liabilities - (2.2)%                                                       (2,670,127)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $123,313,271
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
June 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $116,989,659)            $125,983,398
  Cash                                                                   40,668
  Receivable for Series shares sold                                     983,674
  Receivable for investments sold                                        70,515
  Interest and dividends receivable                                     794,412
  Deferred organization expenses                                          2,787
                                                                   ------------
      Total assets                                                 $127,875,454
                                                                   ------------
Liabilities:
  Payable for Series shares reacquired                             $     25,939
  Payable for investments purchased                                   4,524,881
  Payable to affiliates -
    Management fee                                                        7,554
    Shareholder servicing agent fee                                         318
    Administrative fee                                                      150
  Accrued expenses and other liabilities                                  3,341
                                                                   ------------
      Total liabilities                                            $  4,562,183
                                                                   ------------
Net assets                                                         $123,313,271
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $109,463,971
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      8,993,601
  Accumulated undistributed net realized gain on investment
    and foreign currency transactions                                 3,340,488
  Accumulated undistributed net investment income                     1,515,211
                                                                   ------------
      Total                                                        $123,313,271
                                                                   ============
Shares of beneficial interest outstanding                           7,036,363
                                                                    =========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)           $17.53
                                                                     ======

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $1,394,218
    Dividends                                                          638,955
    Foreign tax withheld                                               (10,024)
                                                                    ----------
      Total investment income                                       $2,023,149
                                                                    ----------
  Expenses -
    Management fee                                                  $  366,440
    Trustees' compensation                                               1,017
    Shareholder servicing agent fee                                     17,070
    Administrative fee                                                   7,347
    Printing                                                            31,553
    Auditing fees                                                       22,500
    Custodian fee                                                       18,602
    Amortization of organization expenses                                  911
    Miscellaneous                                                        2,907
                                                                    ----------
      Total expenses                                                $  468,347
    Fees paid indirectly                                                (2,227)
    Preliminary reimbursement of expense to investment adviser          22,480
                                                                    ----------
      Net expenses                                                  $  488,600
                                                                    ----------
        Net investment income                                       $1,534,549
                                                                    ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $3,367,967
    Foreign currency transactions                                       (1,257)
                                                                    ----------
        Net realized gain on investment and foreign currency
          transactions                                              $3,366,710
                                                                    ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $2,793,144
    Translation of assets and liabilities in foreign currencies            (91)
                                                                    ----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $2,793,053
                                                                    ----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $6,159,763
                                                                    ----------
          Increase in net assets from operations                    $7,694,312
                                                                    ==========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                        Six Months Ended              Year Ended
                                                           June 30, 1998       December 31, 1997
                                                             (Unaudited)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $  1,534,549             $ 1,447,106
  Net realized gain on investments and foreign
    currency transactions                                     3,366,710               1,695,568
  Net unrealized gain on investments and foreign
    currency translation                                      2,793,053               5,126,598
                                                           ------------             -----------
    Increase in net assets from operations                 $  7,694,312             $ 8,269,272
                                                           ------------             -----------
Distributions declared to shareholders -
  From net investment income                               $ (1,465,065)            $     --
  From net realized gain on investments and
    foreign currency transactions                            (1,722,619)                  --
                                                           ------------             -----------
    Total distributions declared to shareholders           $ (3,187,684)            $     --
                                                           ------------             -----------
Net increase in net assets from Series share
  transactions                                             $ 43,194,513             $48,093,086
                                                           ------------             -----------
    Total increase in net assets                           $ 47,701,141             $56,362,358
Net assets:
  At beginning of period                                     75,612,130              19,249,772
                                                           ------------             -----------
  At end of period (including accumulated
    undistributed net investment income of
    $1,515,211 and $1,445,727, respectively)               $123,313,271             $75,612,130
                                                           ============             ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended December 31,
                                        Six Months Ended              ---------------------------------           Period Ended
                                           June 30, 1998                    1997                   1996     December 31, 1995*
                                             (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $16.63                  $13.71                 $12.25                 $10.00
                                                  ------                  ------                 ------                 ------
Income from investment operations# -
  Net investment income(S)                        $ 0.27                  $ 0.52                 $ 0.46                 $ 0.41
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                    0.90                    2.40                   1.30                   2.32
                                                  ------                  ------                 ------                 ------
      Total from investment operations            $ 1.17                  $ 2.92                 $ 1.76                 $ 2.73
                                                  ------                  ------                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                      $(0.24)                 $  --                  $(0.21)                $(0.25)
  From net realized gain on investment and
    foreign currency transactions                  (0.03)                    --                   (0.09)                 (0.23)
                                                  ------                  ------                 ------                 ------
      Total distributions declared to
        shareholders                              $(0.27)                 $  --                  $(0.30)                $(0.48)
                                                  ------                  ------                 ------                 ------
Net asset value - end of period                   $17.53                  $16.63                 $13.71                 $12.25
                                                  ======                  ======                 ======                 ======
Total return                                       8.68%++                21.30%                 14.37%                 27.34%++
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses                                         1.00%+                  1.00%                  1.00%                  1.00%+
  Net investment income                            3.14%+                  3.25%                  3.59%                  3.83%+
Portfolio turnover                                   47%                     93%                    76%                    16%
Net assets at end of period (000 omitted)       $123,313                 $75,612                $19,250                 $2,797

    * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Expenses are calculated without reduction for fees paid indirectly.
  (S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the
      Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

        Net investment income                     $ 0.27                  $ 0.52                 $ 0.32                 $ 0.22
        Ratios (to average net assets):
          Expenses##                               0.96%+                  1.02%                  2.10%                  2.49%+
          Net investment income                    3.18%+                  3.23%                  2.49%                  2.09%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 35 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $99,983.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                     Purchases             Sales
--------------------------------------------------------------------------------
U.S. government securities                         $38,661,604       $13,260,121
                                                   -----------       -----------
Investments (non-U.S. government securities)       $45,459,443       $29,778,410
                                                   -----------       -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:
Aggregate cost                                                   $116,989,659
                                                                 ------------
Gross unrealized appreciation                                    $ 10,001,809
Gross unrealized depreciation                                      (1,008,070)
                                                                 ------------
    Net unrealized appreciation                                  $  8,993,739
                                                                 ============

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                       Six Months Ended June 30, 1998         Year Ended December 31, 1997
                                       ------------------------------         ----------------------------
                                          Shares              Amount           Shares              Amount
----------------------------------------------------------------------------------------------------------
Shares sold                            2,643,850         $45,925,789        3,451,865         $52,887,638
Shares issued to shareholders
  in reinvestment of distributions       186,754           3,187,885            --                 --
Shares reacquired                       (340,849)         (5,919,161)        (309,785)         (4,794,552)
                                       ---------         -----------        ---------         -----------
  Net increase                         2,489,755         $43,194,513        3,142,080         $48,093,086
                                       =========         ===========        =========         ===========

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six-months ended June 30, 1998, was $240.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1998, the Series owned the following restricted securities (constituting 0.10% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

Description                                                Date of Acquisition       Par Amount              Cost             Value
-----------------------------------------------------------------------------------------------------------------------------------
Criimi Mae Commercial Mortgage Trust, 7s, 2011                          5/6/98          100,000           $97,078          $ 98,031
United Airlines Pass-Through Trust, 7.27s, 2013                        7/14/97           19,356            19,635            20,223
                                                                                                                           --------
                                                                                                                           $118,254
                                                                                                                           ========

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VTR-3 8/98 22M